SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 8, 2018
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)

(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 8, 2018, Extra Space Storage Inc. (the “Company”) and Extra Space Storage LP (the “Operating Partnership”) distributed an Issuer Repurchase Notice, offering to repurchase, at the option of each holder, any and all of its outstanding 2.375% Exchangeable Senior Notes due 2033 (the “Notes”), as required by the terms of the Indenture, dated as of June 21, 2013, among the Company, the Operating Partnership and Wells Fargo Bank, N.A., as trustee and paying agent (the “Indenture”).  The repurchase offer will expire at 5:00 p.m., New York City time, on June 28, 2018.

In addition, the Operating Partnership has given notice of its intention to redeem all of its outstanding Notes, pursuant to its option under the Indenture. The notice of redemption was originally sent to all registered holders of the Notes on May 31, 2018 and a revised notice of redemption was sent to all registered holders of the Notes on June 8, 2018. The redemption date is July 5, 2018 (the “Redemption Date”), and the redemption price is 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. As of June 8, 2018, there was approximately $11.5 million aggregate principal amount of the Notes outstanding.

In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on July 2, 2018.  Notes not surrendered pursuant to the repurchase offer prior to 5:00 p.m., New York City time, on June 28, 2018, or surrendered for exchange prior to 5:00 p.m., New York City time, on July 2, 2018, will be redeemed by the Operating Partnership on July 5, 2018.

The foregoing description of the repurchase offer and the redemption is only a summary and is qualified in its entirety by reference to the Issuer Repurchase Notice, a copy of which is attached hereto as Exhibit 99.1, and the Notice of Redemption, a copy of which is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

99.1	Issuer Repurchase Notice, dated June 8, 2018.

99.2	Notice of Redemption, dated June 8, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: June 8, 2018	By	/s/ Gwyn G. McNeal
		Name:	Gwyn G. McNeal
		Title:	Executive Vice President, Chief Legal Officer and Secretary